                                  EXHIBIT 99.2



                       REPORT OF INDEPENDENT ACCOUNTANTS


February 9, 1996, except as to
Note 12, which is as of May 21, 1996

To the Board of Directors and Shareholder of New Mexico Potash Corporation

In our opinion, the accompanying balance sheet and the related statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of New Mexico Potash Corporation at December 31, 1995, and the results of its operations and its cash flows for the year in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

NEW MEXICO POTASH CORPORATION
(A WHOLLY OWNED SUBSIDIARY OF CEDAR CHEMICAL CORPORATION)
BALANCE SHEET
DECEMBER 31, 1995 (DOLLARS IN THOUSANDS)
- --------------------------------------------------------------------------------

ASSETS
Current assets:
    Cash and cash equivalents                           $ 1,053
    Receivables, less allowance for doubtful
         accounts of $155                                 4,024
    Receivables from affiliates
         Trade                                              887
         Other                                            9,818
    Inventories                                           4,675
    Prepaid expenses and other current assets             2,934
    Deferred income taxes                                   332
                                                        -------
         Total current assets                            23,723

Property, plant and equipment, net                       10,379
Deposits                                                  1,361
Other assets                                                 39
Deferred income taxes                                       837
                                                        -------
         Total assets                                   $36,339
                                                        =======

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
    Accounts payable and accrued expenses               $ 7,371
    Income taxes payable                                    154
                                                        -------
         Total liabilities                                7,525
                                                        -------

Commitments and contingencies (Notes 10 and 11)

Shareholder's equity:
    Common stock, no par value Class A, 1,000 shares         10
         authorized, 10 shares issued and outstanding
    Retained earnings                                    28,804
                                                        -------
         Total shareholder's equity                      28,814
                                                        -------
         Total liabilities and shareholder's equity     $36,339
                                                        =======


  The accompanying notes are an integral part of these financial statements.

NEW MEXICO POTASH CORPORATION
(A WHOLLY OWNED SUBSIDIARY OF CEDAR CHEMICAL CORPORATION)
STATEMENT OF INCOME AND RETAINED EARNINGS
DECEMBER 31, 1995 (DOLLARS IN THOUSANDS)
- --------------------------------------------------------------------------------

Net sales to nonaffiliates                      $ 29,120
Net sales to affiliates                            6,030
                                                --------
Net sales                                         35,150

Operating cost and expenses:
    Cost of products sold                         28,650
    Selling and administrative                     1,854
    Depreciation and amortization                  2,854
                                                --------
Operating income                                   1,792

Interest expense                                  (1,110)
Interest and other income, net                        36
                                                --------
Income before income taxes                           718
Income tax provision                                  92
                                                --------
Net income                                           626

Retained earnings:
    Beginning of year                              9,417
    Rescission of dividends declared (Note 8)     18,761
                                                --------
    End of year                                 $ 28,804
                                                ========





  The accompanying notes are an integral part of these financial statements.

NEW MEXICO POTASH CORPORATION
(A WHOLLY OWNED SUBSIDIARY OF CEDAR CHEMICAL CORPORATION)
STATEMENT OF CASH FLOWS
DECEMBER 31, 1995 (DOLLARS IN THOUSANDS)
- --------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                           $   626
    Adjustments to reconcile net income to net cash
    flows provided by operating activities:
         Depreciation and amortization                     2,854
         Deferred income taxes                              (567)
         (Increase) decrease in assets:
             Receivables, net                               (383)
             Inventories                                    (904)
             Prepaid expenses and other current assets       401
             Other assets                                   (625)
         Increase (decrease) in liabilities:
             Accounts payable and accrued expenses         2,924
             Income taxes payable                           (109)
                                                         -------
             Net cash flows provided by operating
             activities                                    4,217
                                                         -------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures                                  (1,272)
                                                         -------
         Net cash flows used in investing activities      (1,272)
                                                         -------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Principal payments on parent company debt             (1,913)
                                                         -------
         Net cash used in financing activities            (1,913)
                                                         -------
CASH AND CASH EQUIVALENTS:
    Net increase                                           1,032
    At beginning of year                                      21
                                                         -------
    At end of year                                       $ 1,053
                                                         =======
SUPPLEMENTAL CASH FLOW INFORMATION:
    Income taxes paid                                    $   147
    Interest paid                                        $ 1,110





  The accompanying notes are an integral part of these financial statements.

NEW MEXICO POTASH CORPORATION
(A WHOLLY OWNED SUBSIDIARY OF CEDAR CHEMICAL CORPORATION)
NOTES TO FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

The Company is engaged in the mining and processing of potash. The Company is a wholly owned subsidiary of Cedar Chemical Corporation (the "parent company" or "Cedar") which in turn is a wholly owned subsidiary of Trans-Resources, Inc. ("TRI").

SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosure of contingencies at the date of the financial statements and the related reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVENTORIES

Inventories are stated at the lower of cost or market, with cost being determined using the first-in, first-out ("FIFO") method.

MAINTENANCE AND OPERATING SUPPLIES

Maintenance and operating supplies are stated at the lower of cost or market, with cost being determined using the FIFO method. At December 31, 1995, maintenance and operating supplies totaling $2,754,000 were included in prepaid expenses and other current assets.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are stated at cost including the cost of additions and improvements which materially increase the useful lives or values of the assets. The cost and accumulated depreciation of assets retired or sold are removed from the related accounts; gains or losses are included in income. Repair and maintenance costs are expensed as incurred. Depreciation is provided on a straight-line basis over the estimated useful lives of the respective assets. Annual depreciation rates are as follows: buildings and land improvements - 5%; equipment - 10% to 25%.

NEW MEXICO POTASH CORPORATION
(A WHOLLY OWNED SUBSIDIARY OF CEDAR CHEMICAL CORPORATION)
NOTES TO FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

INCOME TAXES

The Company's operations are included in a consolidated federal income tax return with TRI. The Company's provision for income taxes is computed on a separate return basis. Income taxes payable on the balance sheet are payable to TRI.

The amounts provided for income taxes are based on the amounts of current and deferred taxes payable or refundable at the date of the financial statements as a result of all events recognized in the financial statements as measured by the provisions of enacted tax laws.

FUTURES CONTRACTS

In 1994, the Company purchased natural gas futures contracts to hedge the future cost of gas. No such contracts were purchased in 1995, however, 11 contracts purchased in November 1994 were closed in January 1995 resulting in a realized loss of $51,000.

ENVIRONMENTAL COSTS

Environmental expenditures that relate to current operations are expensed or capitalized as appropriate. Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation ("environmental clean-up costs"), are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and the cost can be reasonably estimated. Generally, the timing of these accruals coincides with the earlier of completion of a feasibility study or the Company's commitment to a formal plan of action. Accruals relating to costs to be incurred, if any, at the end of the useful life of equipment, facilities or other assets are made over the useful life of the respective assets.

STATEMENT OF CASH FLOWS

Investments with original maturities of three months or less are classified as cash equivalents by the Company. Noncash financing and investing activities, consisting of various related party transactions described in Note 2, are not included in the statement of cash flows.

NEW MEXICO POTASH CORPORATION
(A WHOLLY OWNED SUBSIDIARY OF CEDAR CHEMICAL CORPORATION)
NOTES TO FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

NOTE 2 - RELATED PARTY TRANSACTIONS

During 1995, the Company consummated the following transactions with affiliates through common direct and indirect ownership, its parent company, and TRI:

    -- Cedar allocated $689,000 of expenses and interest in the form of a management fee to the Company. These cost have been reflected as operating cost and expenses and as interest expense.

    -- The Company sold $6,030,000 of product to an affiliate through common ownership. The cost of these goods was $5,226,000.

NOTE 3 - CONCENTRATION OF CREDIT RISKS

During 1995, a subsidiary of Cedar accounted for approximately 17.15% of the Company's sales. Additionally, an unrelated customer accounted for approximately 10.84% of sales. At December 31, 1995, this unrelated customer's receivable accounted for 10.79% of nonrelated receivables.

NOTE 4 - INVENTORIES

Inventories at December 31, 1995 are summarized as follows (in thousands):

    Raw materials                                                                             $   149
    Finished goods                                                                              4,526
                                                                                              -------
                                                                                              $ 4,675
                                                                                              =======

NOTE 5 - PROPERTY, PLANT AND EQUIPMENT

At December 31, 1995, property, plant and equipment is composed of (in thousands):

    Buildings                                                                                $    577
    Equipment                                                                                  26,400
                                                                                             --------
                                                                                               26,977
    Less accumulated depreciation and amortization                                            (16,598)
                                                                                             --------
                                                                                             $ 10,379
                                                                                             ========


NEW MEXICO POTASH CORPORATION
(A WHOLLY OWNED SUBSIDIARY OF CEDAR CHEMICAL CORPORATION)
NOTES TO FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

NOTE 6 - INCOME TAXES

The income tax provision consists of the following (in thousands):

Federal:
    Current                     $ 555
    Deferred                     (478)
                                -----
                                   77
                                -----

State:
    Current                       104
    Deferred                      (89)
                                -----
                                   15
                                -----
                                $  92
                                =====

All income was from U. S. sources. The income tax provision in the statement of income and retained earnings reflects effective tax rates that vary from the statutory U. S. federal income tax rate of 35%. The primary reasons for the differences are as follows (dollars in thousands):

                                                       % OF
                                           AMOUNT   PRETAX INCOME
                                           ------   -------------
Income tax provision at statutory rate     $ 251          35.0

Excess depletion expense                    (119)        (16.6)

Other                                        (40)         (5.6)
                                           -----        ------

                                           $  92          12.8
                                           =====        ======

Deferred income taxes are provided in recognition of temporary differences in reporting certain revenues and expenses for financial statement and income tax purposes. The reporting differences relate principally to depreciation methods.

NEW MEXICO POTASH CORPORATION
(A WHOLLY OWNED SUBSIDIARY OF CEDAR CHEMICAL CORPORATION)
NOTES TO FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

The net deferred tax asset consists of the following (in thousands):

Current deferred tax asset/(liability):
    Allowance for doubtful accounts                        $  59
    Workers' compensation accrual                            257
    Vacation pay accrual                                      61
    Inventory valuation                                      (64)
    Other                                                     19
                                                           -----
                                                           $ 332
                                                           =====
Noncurrent deferred asset:
    Depreciation                                           $ 837
                                                           =====


NOTE 7 - RETIREMENT AND PROFIT SHARING PLANS

The Company provides a profit sharing plan designed to conform to Internal Revenue Code Section 401(k) and to the requirements of ERISA. The plans, which cover all full-time employees, allow participants to contribute as much as 15% of their annual compensation, up to the maximum permitted by law, through salary reductions. The Company's contributions to the plans are based on a percentage of participants' contributions, and the Company may make additional contributions to the plan at the discretion of the Board of Directors. The Company's contribution expense relating to the profit sharing thrift plan totaled $243,000 during 1995.


NOTE 8 - SHAREHOLDER'S EQUITY

Prior to 1995, the Company declared approximately $18.8 million of dividends payable to Cedar which were reflected in prior year financial statements as a reduction in receivables from Cedar. During 1995, the Company reversed this declaration when Cedar notified the Company that no cash payment was required. The rescission of the dividend is considered noncash financing activity and has been excluded from the statement of cash flows.


NOTE 9 - FAIR VALUE OF FINANCIAL INSTRUMENTS

At December 31, 1995, the Company did not have any outstanding financial derivative instruments. The carrying amounts of cash, accounts receivable and accounts payable approximate fair value because of the short maturity of those instruments.

NEW MEXICO POTASH CORPORATION
(A WHOLLY OWNED SUBSIDIARY OF CEDAR CHEMICAL CORPORATION)
NOTES TO FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

NOTE 10 - COMMITMENTS AND CONTINGENT LIABILITIES AND OTHER MATTERS

The mining of raw materials and processing ore involves the use, handling and processing of materials that may be considered hazardous within the meaning of applicable environmental or health and safety laws. Accordingly, the Company's operations are subject to federal, state and local regulatory requirements relating to environmental matters. Operating permits are required for the operation of the Company's facilities, and these permits are subject to revocation, modification and renewal. Government authorities have the power to enforce compliance with these regulations and permits, and violators are subject to civil and criminal penalties, including civil fines, injunctions or both.

The Company has several legal actions and regulatory matters pending incident to the ordinary course of business. In the opinion of management, the eventual disposition of the matters described above should have no material adverse effect on the financial position or future operations of the Company. During 1993, the Company, among other defendants, was notified of a legal action regarding alleged violation of certain anti-trust and other laws which the Company is defending vigorously. As a result, the Company has also had inquiries and requests to provide certain information to the U.S. Department of Justice, which the Company has provided.


NOTE 11 - OPERATING LEASES

The Company is obligated under noncancelable leases covering principally machinery and equipment. At December 31, 1995, the minimum annual rental commitments under these leases are as follows (in thousands):

1996                                                $1,102
1997                                                 1,048
1998                                                 1,026
1999                                                 1,019
2000                                                   722
Thereafter                                             -
                                                    ------
    Total minimum lease payments                    $4,917
                                                    ======

Rent expense for 1995 was $443,000.

NEW MEXICO POTASH CORPORATION
(A WHOLLY OWNED SUBSIDIARY OF CEDAR CHEMICAL CORPORATION)
NOTES TO FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

NOTE 12 - SUBSEQUENT EVENT

On May 21, 1996, the Company and Cedar entered into an asset purchase agreement with Mississippi Chemical Corporation ("MCC") whereby substantially all the assets of the Company will be sold to MCC. The sale is expected to close later in 1996, and the Company's financial statements do not reflect any adjustments as the result of this proposed transaction.

                         NEW MEXICO POTASH CORPORATION
                            UNAUDITED BALANCE SHEET
                                 JUNE 30, 1996
                             (DOLLARS IN THOUSANDS)



Assets

Current Assets:
    Cash and cash equivalents                                           $     39
    Accounts receivable, less allowance for doubtful
      accounts                                                             4,091
    Receivables from affiliate                                                26
    Inventories                                                            3,862
    Prepaid expenses and other current assets                              2,891
    Deferred income taxes                                                    333
                                                                        --------
         Total current assets                                             11,242

    Property, plant and equipment, net                                     9,833
    Other assets                                                           2,238
                                                                        --------
                                                                        $ 23,313
                                                                        ========

Liabilities and Shareholder's Equity

Current Liabilities:
    Accounts payable and accrued expenses                               $  4,360
    Income taxes payable                                                     (58)
                                                                        --------
         Total current liabilities                                         4,302

Intercompany payable (receivable)                                         (9,642)
Commitments and contingencies
Shareholder's equity:
    Common stock, no par value Class A, 1,000 shares
      authorized, 10 shares issued and outstanding                            10
    Retained earnings                                                     28,643
                                                                        --------
         Total shareholder's equity                                       28,653
                                                                        --------
                                                                        $ 23,313
                                                                        ========

                         NEW MEXICO POTASH CORPORATION
                         UNAUDITED STATEMENTS OF INCOME
                        FOR THE SIX MONTHS ENDED JUNE 30
                             (DOLLARS IN THOUSANDS)


                                         1996          1995
                                         ----          ----
Net Sales                             $ 20,669      $ 18,165

Operating Costs and Expenses:
    Cost of products sold               19,002        16,358
    Selling and administrative           1,005           912
                                      --------      --------
Operating Income                           662           895

Interest expense                          (946)         (554)
Interest income                             40             9
                                      --------      --------
(Loss) income before income taxes         (244)          350

Income tax (benefit) provision             (83)           21
                                      --------      --------

Net (loss) income                     $   (161)     $    329
                                      ========      ========


                         NEW MEXICO POTASH CORPORATION
                       UNAUDITED STATEMENTS OF CASH FLOWS
                        FOR THE SIX MONTHS ENDED JUNE 30
                             (DOLLARS IN THOUSANDS)


                                                                 1996       1995
                                                                 ----       ----
Cash flows from Operating Activities:
    Net (loss) income                                         $  (161)     $   329
    Adjustments to reconcile net (loss) income to net
       cash flows provided (used) by operating activities:
         Depreciation                                           1,504        1,516
         (Increase) decrease in assets:
             Receivables, net                                     812          681
             Inventories                                          813          148
             Prepaid expenses and other current assets             43          177
             Other assets                                        --             12
         Increase (decrease) in liabilities:
             Accounts payable and accrued expenses             (3,011)        (161)
             Other current liabilities                           (212)           9
                                                              -------      -------
               Net cash provided (used) by operating
                  activities                                     (212)       2,711
                                                              -------      -------

Cash flows from investment activities:
    Capital expenditures                                         (958)        (565)
                                                              -------      -------
         Net cash used in investment activities                  (958)        (565)
                                                              -------      -------

Cash flows from financing activities:
    Decrease in notes payable                                    --           (171)
    Accounts payable/receivable - intercompany                    156       (1,188)
    Net payments and current maturities of long-term
      debt                                                       --           (787)
                                                              -------      -------
         Net cash provided (used) by financing activities         156       (2,146)
                                                              -------      -------

Cash and cash equivalents:
    Net decrease                                               (1,014)        --
                                                              -------      -------
    At beginning of period                                      1,053           21
                                                              -------      -------
    At end of period                                          $    39      $    21
                                                              =======      =======
